LIFE CYCLE MUTUAL FUNDS, INC.
                      656 East Swedesford Road - Suite 322
                                Wayne, PA  19087


Effective October 7, 1997, Life Cycle Mutual Funds Distributors, Inc. (the "Distributor") has suspended all purchases (the "Suspension") of the Life Cycle Mutual Funds, Inc. (collectively, the "Funds").

The Suspension will not affect the ability of existing shareholders to redeem, in whole or in part, their investment in any of the Funds.

For  additional  information,  please  contact  shareholder  services  at  (800)
266-5240.